UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 5, 2007
FIRST BANCORP.
(Exact Name of Registrant as Specified in its Charter)

001-14793
(Commission File Number)

Puerto Rico	66-0561882
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)
1519 Ponce de Leon
San Juan, Puerto Rico 00908-0146
(Address of Principal Executive Offices) (Zip Code)
(787) 729 8200
(Registrant’s Telephone Number, including Area Code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.
On March 5, 2007, First BanCorp (the “Corporation”) executed an agreement in principle to settle all claims with the lead plaintiffs in a shareholder class action originally filed in 2005. Under the terms of the settlement, which is subject to notice being provided to the class and final approval by the United States District Court for the District of Puerto Rico, the Corporation will pay the plaintiffs $74,250,000. A copy of the press release announcing the agreement is incorporated herein by reference from Exhibit 99.1.
Item 9.01     Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description

10.01	Memorandum of Understanding dated March 5, 2007

99.1	Press Release dated March 5, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2007	FIRST BANCORP

	By:	/s/ Fernando Scherrer

	Name:	Fernando Scherrer
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.01	Memorandum of Understanding dated March 5, 2007

99.1	Press Release dated March 5, 2007